UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 3, 2009
CORVEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19291 (Commission File Number)	33-0282651 (IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California	92614
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 851-1473
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-99.1

Item 2.02 Results of Operations and Financial Condition.
     On November 3, 2009, CorVel Corporation issued a press release announcing its financial results for the three and six months ended September 30, 2009. A copy of the press release is furnished herewith as Exhibit No. 99.1.
     The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release, dated November 3, 2009, announcing CorVel Corporation’s financial results for the three and six months ended September 30, 2009 (furnished herewith but not filed pursuant to Item 2.02).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION, a Delaware corporation (Registrant)
Date: November 3, 2009	By:	/s/ Daniel J. Starck
		Name:	Daniel J. Starck
		Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 3, 2009, announcing CorVel Corporation’s financial results for the three and six months ended September 30, 2009 (furnished herewith but not filed pursuant to Item 2.02).